NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated June 23, 2016
to the Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager International Value Fund (the “Fund”)

1.
Gerd Woort-Menker has announced his retirement from J.P. Morgan Investment Management Inc. (“JPMorgan”) effective during the second quarter of 2017. Mr. Woort-Menker will continue to serve as a portfolio manager of the Fund until his retirement date.

2.	Effective immediately, Demetris Georghiou is being added as a portfolio manager to the Fund. The Prospectus is amended as follows:

a.	The information under the heading entitled “Portfolio Managers” on page 9 of the Prospectus is amended to include the following:

Portfolio Managers	Title	Length of Service with Fund
JPMorgan
Demetris Georghiou, CFA	Executive Director and Lead Portfolio Manager	Since 2016

b.	The information regarding the Fund under the sub-heading entitled “JPMorgan,” beginning on page 57 of the Prospectus, is deleted in its entirety and replaced with the following:

The portfolio managers for the portion of the Fund managed by JPMorgan are Demetris Georghiou, CFA, Gerd Woort-Menker, CFA, Georgina P. Maxwell and Jeroen Huysinga.

Mr. Georghiou, Executive Director, has been an employee of JPMorgan since 2007. Mr. Georghiou has been a portfolio manager of JPMorgan’s EAFE Research Enhanced Index 200 strategy since 2009 and JPMorgan’s Global Equities Team since May 2016. Mr. Georghiou has an MEng from Imperial College London.

Mr. Woort-Menker, Managing Director, is a senior portfolio manager on JPMorgan’s Global Equities Team based in New York. An employee of JPMorgan since 1987, Mr. Woort-Menker currently manages international and global equity portfolios; he has also managed the International Value strategy since its inception. Mr. Woort-Menker obtained a business accounting degree from Muenster University and earned an MA in Economics from Freiburg University. Mr. Woort-Menker is a CFA charter holder.

Mr. Huysinga, Managing Director, is a portfolio manager for JPMorgan’s Global Equities Team. An employee of JPMorgan since 1997, Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Mr. Huysinga obtained a BA in Economics and International Studies from the University of Warwick.

Ms. Maxwell, Managing Director, is a senior portfolio manager for JPMorgan’s Global Equities Team based in London. An employee of JPMorgan since 1997, Ms. Maxwell was previously a senior investment manager with Lombard Odier Ltd. in London, where she managed Asia ex-Japan portfolios for North American and European institutional clients. Ms. Maxwell obtained an MA in History from Edinburgh University.

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